Exhibit 4.2

Execution Version

RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Eighth Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of April 30, 2020 by and among Rent the Runway, Inc., a Delaware corporation (the “Company”), the parties listed as Investors on Exhibit A hereto (the “Investors”), and the parties listed as Key Holders on Exhibit B hereto (the “Key Holders”).

Recitals

WHEREAS, the Key Holders, together with affiliates and permitted transferees, hold shares of Common Stock, $0.001 par value per share, of the Company.

WHEREAS, certain of the Investors acquired an aggregate of 4,375,000 shares of Seed Series Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Seed Series Preferred Stock”) pursuant to the terms of a Stock Purchase Agreement, dated July 8, 2009, between the Company and such Investors;

WHEREAS, certain of the Investors acquired an aggregate of 5,187,500 shares of Series A Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series A Preferred Stock”) pursuant to the terms of a Stock Purchase Agreement, dated February 16, 2010, between the Company and such Investors;

WHEREAS, certain of the Investors acquired an aggregate of 1,887,909 shares of Series B Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series B Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement, dated May 13, 2011, between the Company and such Investors (the “Series B Stock Purchase Agreement”);

WHEREAS, certain of the Investors acquired an aggregate of 1,845,569 shares of Series C Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series C Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement, dated as of November 16, 2012, by and among the Company and such Investors (the “Series C Stock Purchase Agreement”) ;

WHEREAS, a certain Investor acquired an aggregate of 351,108 shares of Series C-1 Preferred Stock, $0.001 par value per share, of the Company (the “Series C-1 Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement, dated as of February 19, 2013, by and between the Company and such Investor;

WHEREAS, certain of the Investors acquired an aggregate of 3,521,456 shares of Series D Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series D Preferred Stock”) of the Company, pursuant to the terms of a Stock Purchase Agreement, dated as of December 18, 2014, between the Company and such Investors (the “Series D Preferred Stock Purchase Agreement”);

WHEREAS, certain of the Investors acquired an aggregate of 3,723,110 shares of Series E Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series E Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement, dated as of December 22, 2016, as amended on February 1, 2018, by and among the Company and such Investors (the Series E Purchase Agreement”);

WHEREAS, certain of the Investors acquired an aggregate of 6,039,272 shares of Series F Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series F Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement dated as of March 20, 2019, as amended on January 29, 2020, by and among the Company and such Investors (the “Series F Purchase Agreement”);

WHEREAS, certain of the Investors are acquiring an aggregate of up to 3,391,910 shares of Series G Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series G Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement dated as of the date hereof by and among the Company and such Investors (the “Purchase Agreement”);

WHEREAS, the Company, certain of the Key Holders and certain of the Investors are parties to a certain Seventh Amended and Restated Investors’ Rights Agreement, dated as of March 20, 2019 (the “Old Investors’ Rights Agreement”) and wish to amend and restate the Old Investors’ Rights Agreement and to include additional Investors as parties;

WHEREAS, the undersigned represent (i) the Company, (ii) the Preferred Majority (as defined in the Old Investors’ Rights Agreement), and (iii) Key Holders holding a majority of the Registrable Securities held by all of the Key Holders, as required for amendment of the Old Investors’ Rights Agreement (the “Threshold Parties”);

WHEREAS, it is a condition to the closing of the sale of the Series G Preferred Stock under the Purchase Agreement that the parties hereto enter into in this Agreement;

WHEREAS, the parties desire to provide certain registration rights to the Key Holders; and

WHEREAS, as set forth in Section 27 below, unless otherwise set forth herein, for all purposes of this Agreement, the Series C-1 Preferred Stock shall be treated as being convertible (without actual conversion) into shares of Common Stock (as defined below) at the then applicable conversion price of the Series C Preferred Stock as set forth in the Certificate of Incorporation (as defined below).

NOW, THEREFORE, for valuable consideration, the parties hereto agree to enter this Agreement as follows:

1. Definitions.

1.1. “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided that (i) with respect to Bain Capital, the definition of Affiliate shall include any Person under common management with Bain Capital whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, (ii) with respect to Highland Capital, the definition of Affiliate shall include any Person under common management with Highland Capital whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, (iii) with respect to KPCB, the definition of Affiliate shall include any Person under common management with KPCB whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, (iv) with respect to TCV, the definition of Affiliate shall include any Person under common management with TCV whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, (v) with respect to Fidelity, the definition of Affiliate shall include any investment company registered under the Investment Company Act of 1940 advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity, one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity whether or not such Person would be an Affiliate as defined in

Rule 12b-2 of the General Rules and Regulations under the Exchange Act; (vi) with respect to Franklin, the definition of Affiliate shall include any investment company registered under the Investment Company Act of 1940 advised or sub-advised by Franklin Advisers, Inc. or any affiliated investment advisor of Franklin Advisers, Inc., one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by Franklin Advisers, Inc. or any affiliated investment advisor of Franklin Advisers, Inc. whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and (vii) with respect to each T. Rowe Price Investor, the definition of Affiliate shall include any investment company registered under the Investment Company Act of 1940 advised or sub-advised by T. Rowe Price or any affiliated investment advisor of T. Rowe Price, one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by T. Rowe Price or any affiliated investment advisor of T. Rowe Price whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.2. “American Express” shall mean American Express Travel Related Services Company, Inc.

1.3. “API” shall mean Advance Magazine Publishers Inc. (d/b/a Conde Nast), together with its Affiliates.

1.4. “Bain Capital” shall mean Bain Capital Venture Fund 2009, L.P., BCIP Venture Associates and BCIP Venture Associates-B, together with their respective Affiliates.

1.5. “By-Laws” shall mean the Third Amended and Restated By-Laws of the Company (as the same may be amended and/or restated from time to time).

1.6. “Certificate of Incorporation” shall mean the Tenth Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on or about the date hereof (as the same may be amended and/or restated from time to time).

1.7. “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

1.8. “Common Stock” means the Common Stock, at par value $0.001 per share, of the Company.

1.9. “Equity Securities” shall mean any (i) Common Stock, preferred stock, or other equity security of the Company (including debt securities convertible into capital stock of the Company), (ii) any security convertible, with or without consideration, into any Common Stock, preferred stock or other equity security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other equity security, or (iv) any such warrant or right.

1.10. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

1.11. “Fidelity” means Fidelity Management & Research Company and its Affiliates.

1.12. “Financing Transaction” shall mean any transaction or series of related transactions resulting in the issuance of debt or equity securities of the Company principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof occurs.

1.13. “Form S-1”, “Form S-3”, “Form S-4” and “Form S-8” mean respective forms under the Securities Act and any successor registration forms to the form in question.

1.14. “Founders” means Jennifer Hyman and Jennifer Carter Fleiss.

1.15. “Franklin” shall mean Franklin Strategic Series—Franklin Small Cap Growth Fund and Franklin Templeton Investment Funds—Franklin Technology Fund, together with their respective Affiliates.

1.16. “Fully Diluted Basis” means, for the purposes of determining the number of shares of Common Stock outstanding, a basis of calculation which takes into account (a) shares of Common Stock actually issued and outstanding at the time of such determination, and (b) that number of shares of Common Stock that is then issuable upon conversion of all then outstanding shares of Series Preferred Stock.

1.17. “Fully Diluted Shares” shall mean the sum of (without duplication), at the time of such calculation, (a) the number of shares of Common Stock actually issued and outstanding, (b) the number of shares of Common Stock that is then issuable upon conversion of all shares of Series Preferred Stock outstanding, (c) the number of shares of Common Stock that is then directly or indirectly issuable pursuant to all options, warrants and other convertible securities outstanding and (d) the number of shares of Common Stock that is then reserved for issuance under the Stock Option Plan.

1.18. “GAAP” means U.S. generally accepted accounting principles consistently applied.

1.19. “Highland Capital” shall include Highland Capital Partners VIII Limited Partnership, Highland Capital Partners VIII-B Limited Partnership and Highland Capital Partners VIII-C Limited Partnership, together with their respective Affiliates.

1.20. “Holder” means any party to this Agreement owning Registrable Securities or any assignee thereof in accordance with Section 8 hereof; provided, however, that the Key Holders shall not be deemed to be Holders for purposes of Sections 2, 5.1, 5.3.1 and 9.1.

1.21. “Initial Public Offering” means the first registered offering of securities of the Company under the Securities Act.

1.22. “Investors” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Investors holding Registrable Securities.

1.23. “Key Holder” has the meaning assigned to it in the introductory paragraph of this Agreement.

1.24. “KPCB” means KPCB Holdings, Inc., as nominee together with its Affiliates.

1.25. “Major Investor” means (i) with respect to Investors other than KPCB, API, TCV, Fidelity, Blue CharlTon Limited (“Blue CharlTon”), Franklin, the T. Rowe Price Investors and Hudson River Co-Investment Fund III L.P. (“Hudson River”), each Investor holding at least five percent (5%) of the Series Preferred Stock on an as-converted to Common Stock basis, (ii) KPCB for so long as KPCB holds at least fifty percent (50%) of the shares of Series B Preferred Stock (or Common Stock issued upon conversion thereof) purchased by KPCB pursuant to that certain Series B Stock Purchase Agreement; (iii) API for so long as API holds at least fifty percent (50%) of the shares of Series C Preferred Stock (or Common Stock issued upon conversion thereof) purchased by API pursuant to the Series C Stock Purchase Agreement; (iv) TCV for so long as TCV holds at least fifty percent (50%) of the shares of Series D Preferred Stock (or

Common Stock issued upon conversion thereof) purchased by TCV pursuant to that certain Series D Preferred Stock Purchase Agreement; (v) Fidelity (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Fidelity holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Fidelity holds at least fifty percent (50%) of the shares of Series E Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Fidelity pursuant to the Series E Purchase Agreement, (vi) Blue CharlTon for so long as Blue CharlTon holds at least fifty percent (50%) of the shares of Series E Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Blue CharlTon pursuant to the Series E Purchase Agreement, (vii) Franklin (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Franklin holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Franklin holds at least fifty percent (50%) of the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Franklin pursuant to the Series F Purchase Agreement, (viii) each T. Rowe Price Investor (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as such T. Rowe Price Investor holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as the T. Rowe Price Investors collectively hold at least fifty percent (50%) of either (x) the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by the T. Rowe Price Investors pursuant to the Series F Purchase Agreement or (y) the shares of Series G Preferred Stock (or Common Stock issued upon conversion thereof) purchased by the T. Rowe Price Investors pursuant to the Purchase Agreement, and (ix) Hudson River (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Hudson River holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Hudson River holds at least fifty percent (50%) of the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Hudson River pursuant to the Series F Purchase Agreement, provided that, with respect to Investors other than Bain Capital, Highland Capital, KPCB, API, TCV, Fidelity, Blue CharlTon, Franklin, the T. Rowe Price Investors and Hudson River, the Board of Directors of the Company has not reasonably determined such Investor is a competitor of the Company. All such share numbers shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the applicable class or series of stock.

1.26. “Permitted Regulatory Transfer” shall have the meaning ascribed to such term in the Certificate of Incorporation.

1.27. “Majority Participating Holders” means, with respect to any registration of Registrable Securities, the Investors at the relevant time holding at least a majority of the Registrable Securities to be included in the registration statement in question.

1.28. “Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and includes a Person’s principal.

1.29. “Preferred Directors” shall have the meaning set forth in the Certificate of Incorporation.

1.30. “Professional Investment Funds” means API, Bain, Highland Capital, KPCB, TCV, Fidelity, Franklin and each T. Rowe Price Investor.

1.31. “Pro Rata Share” means, (a) in the case of each Investor, the ratio of (i) the number of shares of Common Stock issuable upon conversion of the Series Preferred Stock owned by such Investor immediately prior to the issuance of any Equity Securities plus the number of shares of Common Stock owned by such Investor immediately prior to the issuance of any Equity Securities to (ii) the total number of shares of the Company’s Common Stock outstanding on a Fully Diluted Basis, immediately prior to the issuance of such Equity Securities and (b) in the case of each Key Holder, the ratio of (i) (x) the number of shares of outstanding Common Stock owned by such Key Holder immediately prior to the issuance of any

Equity Securities plus (y) the number of shares of Common Stock issuable upon conversion of the Series Preferred Stock owned by such Key Holder immediately prior to the issuance of any Equity Securities to (ii) the total number of shares of the Company’s Common Stock outstanding on a Fully Diluted Basis, immediately prior to the issuance of such Equity Securities.

1.32. “Purchasing Key Holder” shall have the meaning set forth in Section 11.2.2 of this Agreement.

1.33. “Purchasing Investor” shall have the meaning set forth in Section 11.2.2 of this Agreement.

1.34. “Purchasing Party” shall have the meaning set forth in Section 11.2.2 of this Agreement.

1.35. “Purchasing Party Notice” shall have the meaning set forth in Section 11.2.2 of this Agreement.

1.36. “Qualified Public Offering” shall have the meaning set forth in the Certificate of Incorporation.

1.37. “Register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

1.38. “Registrable Securities” means (i) any shares of Common Stock owned by a Key Holder or an Investor and any shares of Common Stock issuable upon conversion of the Series Preferred Stock (except as otherwise set forth herein) and owned by a Key Holder or an Investor and (ii) any shares of Common Stock issued in respect of the shares referenced in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification or similar event, in each case held by any an Investor or Key Holder. The Registrable Securities of any Holder shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) such Registrable Securities shall have been distributed to the public pursuant to Rule 144 or (z) upon any transfer in any manner to a person or entity which is not entitled to the rights under this Agreement. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock or other securities outstanding which are then outstanding, and the maximum number of shares of Common Stock or other securities issuable pursuant to then convertible securities which upon issuance would be, Registrable Securities.

1.39. “Regulated Holder” means a bank holding company subject to the provisions of the Bank Holding Company Act of 1956, as amended, and as implemented by the Board of Governors of the Federal Reserve System, whether pursuant to regulation or interpretation (the “BHCA”), together with its affiliates (as defined in Regulation Y (12 C.F.R. Part 225)).

1.40. “Regulatory Conversion Restriction” shall have the meaning ascribed to such term in the Certificate of Incorporation.

1.41. “Regulatory Voting Restriction” shall have the meaning ascribed to such term in the Certificate of Incorporation.

1.42. “Regulatory Transferee” means a party to whom a Regulated Holder transfers shares of Series C-1 Preferred Stock and the transferees of such party (in each case, other than Permitted Regulatory Transferees).

1.43. “Registration Expenses” means all expenses incident to performance of or compliance with Sections 2, 3 and 4 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the reasonable fees and disbursements of one counsel for the Holders on whose behalf Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

1.44. “Rule 144” means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

1.45. “Securities Act” means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

1.46. “Seed Series Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.47. “Series A Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.48. “Series B Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.49. “Series C-1 Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.50. “Series C Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.51. “Series D Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.52. “Series E Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.53. “Series F Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.54. “Series G Preferred Stock” shall have the meaning set forth in the Recitals to this Agreement.

1.55. “Series Preferred Stock” shall mean the Seed Series Preferred Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

1.56. “Stock Option Plan” shall have the meaning set forth in the Certificate of Incorporation.

1.57. “Subsidiary” means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person

1.58. “Supermajority Series F Stockholders” means both (a) the Requisite Series F Preferred Stockholders (as defined in the Certificate of Incorporation), and (b) the holders of a majority of the outstanding shares of Series F Preferred Stock held by Investors, but excluding any Investors that hold, or that have one or more Affiliates that hold, any shares of any series (other than Series F Preferred Stock) of Series Preferred Stock.

1.59. “TCV” means TCV VIII, L.P., TCV VIII (A), L.P., TCV VIII (B), L.P. and TCV Member Fund, L.P., together with their respective Affiliates.

1.60. “T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.

1.61. “T. Rowe Price Investors” means the Investors that are advisory clients of T. Rowe Price.

2. Request for Registration.

2.1. Registrations on Form S-1. At any time after the earlier of (i) March 31, 2022 or (ii) 120 days after the closing of the Initial Public Offering, one or more Investors owning at least twenty percent (20%) of the Registrable Securities held by the Investors may, by written notice to the Company, request that the Company effect the registration on Form S-1 of a number of Registrable Securities for which (x) in the case of a request prior to the Initial Public Offering, the gross aggregate offering price is reasonably expected to be at least $15,000,000 or (y) in the case of a request after the Initial Public Offering, the aggregate value (based on the market price of fair market value on the date of such request) of at least $15,000,000. If the Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other Investors holding Registrable Securities. The Company will then as provided in Section 4 use all reasonable commercial efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Holders, and all other Registrable Securities which the Company has been requested to register by other Investors holding such Registrable Securities by notice delivered to the Company within ten (10) days after the giving of such notice by the Company.

2.2. Registration on Form S-3. At any time after the Company becomes eligible to file a Registration Statement on Form S-3, one or more Investors owning at least ten percent (10%) of the Registrable Securities held by the Investors, may, by written notice to the Company, request that the Company effect the registration on Form S-3 of a number of Registrable Securities having an aggregate value (based on the market price of fair market value on the date of such request) of at least $5,000,000. If the Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other Investors holding Registrable Securities. The Company will then as provided in Section 4, use all reasonable commercial efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such initiating Holders, and all other Registrable Securities which the Company has been requested to register by other Investors holding Registrable Securities by notice delivered to the Company within ten (10) days after the giving of such notice by the Company.

2.3. Postponement. The Company may postpone for a period of up to 45 days the filing of any registration required to be filed pursuant to this Section 2 to the extent the Board of Directors of the Company in good faith determines that such postponement is necessary in order to avoid premature disclosure of a financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company; provided, however, that the Company may not exercise such right of postponement within any period of 365 days more than once. If the Company elects to postpone the filing of a registration statement pursuant to this Section 2.3, the Majority Participating Holders may withdraw such request and upon such withdrawal, such request shall be deemed not to have been made for any purpose of this Agreement.

2.4. Number of Requests; Form.

2.4.1. Section 2.1 Registrations. The Company shall not be required to effect more than three (3) registrations pursuant to Section 2.1. In addition, the Company shall not be required to effect any registration within six (6) months after the effective date of the Registration Statement relating to the Initial Public Offering. Each registration requested pursuant to Section 2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by the Majority Participating Holders. No registration of Registrable Securities under Section 2.1 shall be deemed to be a registration for any purpose of this Section 2.4.1 which shall not have become and remained effective in accordance with the provisions of this Agreement.

2.4.2. Section 2.2 Registrations. The Company shall not be required to effect more than two registrations pursuant to Section 2.2 in any period of twelve (12) months. Each registration requested pursuant to Section 2.2 shall be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by the Majority Participating Holders, or unless the Form S-3 is not available as a result of actions of or inaction by the Company in which case such registration shall be on Form S-1 without regard to the limitation on registrations on Form S-1 set forth on Section 2.4.1. No registration of Registrable Securities under Section 2.2 shall be deemed to be a registration for any purpose of this Section 2.4.2 which shall not have become and remained effective in accordance with the provisions of this Agreement.

2.5. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with all registrations effected pursuant to Sections 2.1 and 2.2; provided, however, that the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Holders, and all participating Holders shall bear such expenses, unless the Majority Participating Holders agree to treat such withdrawn registration as a registration which was effected pursuant to Section 2.1 or 2.2, as the case may be, which agreement shall bind all Holders of Registrable Securities. Notwithstanding the foregoing, if the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time the demand for registration was made or if there shall have occurred a material adverse change in market conditions from those existing as such time in the good faith judgment of the Majority Participating Holders makes it undesirable to proceed with the proposed offering, then the Holders shall not be required to pay any of such expenses. The withdrawn registration shall not count as a registration effected pursuant to Section 2.1 or 2.2, as the case may be.

3. Piggyback Registration. If the Company at any time proposes to register any of its Equity Securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities, on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, or proposes to register any securities in a so-called “unallocated” or “universal” shelf registration statement and such registration would permit registration of Registrable Securities thereunder, the Company will each such time give notice to all Holders of Registrable Securities of its intention to do so. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Any such Holder may, by written response delivered to the Company within ten (10) days after the giving of any such notice by the Company, request that all or a specified part of the Registrable Securities held by such Holder be included in such registration. The Company thereupon will use its best efforts as a part of its filing of such form to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by the Holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of securities in such registration) of the Registrable Securities to be so registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so. No registration of Registrable Securities effected under this Section 3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 2.1 or 2.2 hereof.

3.1. Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with any mergers, acquisitions or exchange offers or in connection with any dividend reinvestment plans or stock option or other employee benefit plans.

3.2. Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

4. Registration Procedures.

4.1. Company Obligations. If and whenever the Company is required to use all reasonable commercial efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, the Company shall as expeditiously as reasonably possible:

4.1.1. Registration Statement. Prepare and (in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 45 days after a request for registration is delivered to the Company under Section 2.1 or within 20 days after a request for registration is delivered to the Company under Section 2.2) file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable commercial efforts to cause such registration statement to become effective as soon as possible thereafter. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called “shelf registration statement”) if the Company is eligible for the use thereof and the Majority Participating Holders have requested a shelf registration statement.

4.1.2. Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement until such time as all such Registrable Securities have been disposed of by the seller or sellers thereof in accordance with the intended methods of disposition set forth in such registration statement (but in no event for a period of more than 180 days after such registration statement becomes effective which 180 day period shall be extended by the number of days that the sale of Registrable Securities is suspended as described in Section 4.4).

4.1.3. Cooperation. Use its best efforts to cooperate as may be reasonably requested by the seller of such Registrable Securities in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering causing key executives of the Company to participate under the direction of the managing underwriter in a “road show” scheduled by such managing underwriter in such locations and of such duration as in the reasonable judgment of such managing underwriter are appropriate for such underwritten offering.

4.1.4. Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities of such seller covered by such registration statement.

4.1.5. State Securities Laws. Use its best efforts to register or qualify such Registrable Securities under such securities or “blue sky” laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of the Registrable Securities of such seller covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified or would not otherwise be so subject.

4.1.6. Opinion of Counsel; Comfort Letter. Use its best efforts to obtain all legal opinions, auditors consents and comfort letters and experts cooperation as may be required, including furnishing to each underwriter of Registrable Securities on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated as of such date, of counsel for the Company and (ii) a “cold comfort” letter, dated as of such date, signed by the independent public accountants of the Company, in each case in form and substance as is customarily given to underwriters in an underwritten public offering.

4.1.7. Notice of Prospectus Defects. Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4.1.8. Stop Orders. In the event of the issuance of any stop order suspending the effectiveness of such registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order.

4.1.9. General Compliance with Federal Securities Laws; Section 11(a) Earning Statement. Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and all other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months after the effective date of such registration statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

4.1.10. Underwriting Agreement. In the event of any underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

4.1.11. Exchange Listing. Use its best efforts to cause such Registrable Securities to be listed on each securities exchange on which any equity security of the Company is then listed or, if the Company does not have a class of Equity Securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify such Registrable Securities for listing on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market or comparable trading system.

4.1.12. Due Diligence. Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case subject to the requirement that recipients execute appropriate confidentiality agreements.

4.1.13. Transfer Agent. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

4.1.14. Legend. The Company shall be obligated to reissue promptly unlegended certificates or other evidence of ownership at the request of any Holder thereof if the Company has completed its Initial Public Offering or in connection with a sale of Registrable Securities by a Holder pursuant to Rule 144 and, in each case, such Holder shall have obtained an opinion of counsel, which counsel may be counsel to the Company, reasonably acceptable to the Company (it being understood that (i) internal securities counsel of Fidelity shall be deemed acceptable for transfers by Fidelity, (ii) internal securities counsel of Franklin shall be deemed acceptable for transfers by Franklin, and (iii) internal securities counsel of T. Rowe Price shall be deemed acceptable for transfers by the T. Rowe Price Investors) to the effect that the securities proposed to be disposed of may be lawfully disposed of without registration, qualification and legend.

4.2. Participation by Selling Holders. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the Commission in connection therewith.

4.3. Conversion only Upon Consummation of Offering. No Holder shall be required by this Agreement to convert any Registrable Security into Common Stock except at the applicable closing or closings of an underwritten registered offering and except upon the sale of such Registrable Security in the case of other registered offerings.

4.4. Discontinue Selling. Each seller of Registrable Securities agrees that, upon written notice of (i) the happening of any event as a result of which the prospectus included in any registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, or (ii) the issuance of a stop order suspending the effectiveness of any registration statement, such seller will use commercially reasonable efforts to forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such seller is advised in writing by the Company that the use of the prospectus may be resumed and if applicable is furnished with a supplemented or amended prospectus as contemplated by Section 4.1.7 hereof. If the Company shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, the Company shall extend the period of time during which the Company is required to maintain the registration statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date such seller either is advised by the Company that the use of the prospectus may be resumed or if applicable receives the copies of the supplemented or amended prospectus contemplated by Section 4.1.7.

5. Additional Procedures in Connection with Underwritten Offerings; Cutbacks.

5.1. Registrations Upon Request Pursuant to Section 2. In the case of a registration pursuant to Section 2 hereof, whenever the Majority Participating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters, which underwriters shall be designated by the Majority Participating Holders and shall be reasonably acceptable to the Company, may be included in such registration. If requested by such underwriters, the Company and each participating seller will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such participating sellers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions; provided, however, that the liability of each Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

5.2. Piggyback Registrations Pursuant to Section 3. In connection with the exercise of any registration rights granted to Holders of Registrable Securities pursuant to Section 3 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock on a firm commitment basis, the Company may condition participation in such registration by such Holders upon inclusion of the Registrable Securities being so registered in such underwriting. The Holders of Registrable Securities participating in any registration pursuant to Section 3 shall be parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith containing such representations and warranties by the Company and such participating sellers and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions; provided, however, that the liability of each Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

5.3. Cutbacks.

5.3.1. Section 2 Cutbacks. If the managing underwriter advises the Company that the number of shares to be included in a registration pursuant to Section 2 should be limited due to market conditions, (i) all shares other than Registrable Securities shall first be excluded, and (ii) thereafter, if additional shares must be excluded from such registration, all Holders of Registrable Securities, shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant to this clause (ii), such sharing to be based on the respective numbers of Registrable Securities owned by such Holders.

5.3.2. Section 3 Cutbacks. If the managing underwriter advises the Company that the number of shares to be included in a registration pursuant to Section 3 should be limited due to market conditions, (i) all shares of securities held by shareholders of the Company other than Holders of Registrable Securities shall first be excluded, (ii) next, if additional shares must be excluded from such registration, all Holders of Registrable Securities shall share pro rata in the number of shares of Registrable Securities to be excluded from such registration pursuant to this clause (ii), such sharing to be based on the respective numbers of Registrable Securities owned by such Holders and (iii) thereafter, if additional shares must be excluded from such registration, shares to be sold for the account of the Company shall be excluded; provided, however, that no exclusion provided for herein shall reduce the amount of Registrable Securities to be included in such registration to an amount that is less than twenty five percent (25%) of the total amount of shares to be included in such registration based on aggregate market value, unless in connection with the Initial Public Offering and no other shareholders of the Company have shares included in such registration.

6. Indemnification and Contribution.

6.1. Indemnities of the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries in connection with any such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities, their respective direct and indirect partners, members, stockholders, directors, advisory board members, officers, investment advisors, representatives on the Board of Directors of the Company, and each other Person, if any, who controls or is alleged to control any such Holder of Registrable Securities, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any such registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, free writing prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any selling Holder in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company relating to such selling Holder by or on behalf of such selling Holder expressly for inclusion therein. The indemnities of the Company contained in this Section 6.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

6.2. Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 2 or 3, each selling Holder will, and hereby does, severally and not jointly, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, any free writing prospectus, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information relating to such selling Holder furnished to the Company by or on behalf of such selling Holder expressly for inclusion therein. Such indemnity contained in this Section 6.2 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

6.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 6, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if the indemnified party in good faith determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then (i) counsel for the indemnified party shall conduct the defense of the indemnified party to the extent in good faith determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses reasonably incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses reasonably incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, and no indemnified party shall consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

6.4. Contribution. If the indemnification provided for in Sections 6.1 or 6.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by a court of competent jurisdiction by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5. Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 6 shall not in any event exceed an aggregate amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions and any other damages payable by such Holder in connection with such registration) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration less any other damages paid by such Holder with respect to claims relating to such registration.

7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

(a) use its best efforts to make and keep adequate current public information available, as those terms are understood and defined in Rule 144, at all times commencing after the effective date of the registration statement for its Initial Public Offering;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder forthwith upon request (1) a written statement by the Company as to its compliance or non-compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for its Initial Public Offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

8. Assignment of Registration Rights. The consent of the Company shall not be required for an assignment by any Holder to (a) any Person or entity to which shares of Series Preferred Stock are transferred by such Holder, (b) to any Affiliate of such Holder, (c) with respect to Fidelity, to any other entity managed by a registered investment advisor holding shares of the Company’s capital stock originally purchased by Fidelity (or issued upon conversion thereof) or pursuant to a merger or reorganization of a U.S. registered mutual fund advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, (d) with respect to Franklin, to any other entity managed by a registered investment advisor holding shares of the Company’s capital stock originally purchased by Franklin (or issued upon conversion thereof) or pursuant to a merger or reorganization of a U.S. registered mutual fund advised or sub-advised by Franklin or any affiliated investment advisor of Franklin whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, or (e) with respect to each T. Rowe Price Investor, to any other entity managed by a registered investment advisor holding shares of the Company’s capital stock originally purchased by the T. Rowe Price Investors (or issued upon conversion thereof) or pursuant to a merger or reorganization of a U.S. registered mutual fund advised or sub-advised by T. Rowe Price or any affiliated investment advisor of T. Rowe Price whether or not such Person would be an Affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, of the rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder.

9. Limitation on Subsequent Registration Rights; Termination of Registration Rights.

9.1. The Company shall not, without the prior written consent of the Holders of a majority of the voting power of the then outstanding Series Preferred Stock (subject to the Regulatory Voting Restriction) (or, if no such shares are then outstanding, holders of a majority of the Registrable Securities), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to make a demand registration prior to an Initial Public Offering or at any time when holders of Registrable Securities are not able to fully exercise their rights hereunder (due to a permitted deferral by the Company or otherwise) or (ii) reduce the number of Registrable Securities that may be included in any registration; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 17.

9.2. The rights granted to each Holder of Registrable Securities pursuant to Sections 2 through 10 hereof with respect to any request or requests for registration made by such Holder will terminate upon the earliest of (i) such time after the Initial Public Offering that (a) such Holder owns less than one percent (1%) of the Common Stock on an as-converted basis and (b) all such Registrable Securities held by such Holder may be sold without registration under the Securities Act pursuant to Rule 144(b)(1)(i) under the Securities Act (and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1)) and (ii) following the occurrence of a Liquidation Event (as defined in the Certificate of Incorporation).

10. Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a “Company registration” or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use all reasonable commercial efforts to provide Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

11. Purchase Rights. The Company agrees as follows:

11.1. Subsequent Offerings. Each Investor and each Key Holder shall have a right of first refusal (the “Purchase Rights”) to purchase its Pro Rata Share of all Equity Securities other than the Equity Securities excluded by Section 11.6 hereof, in accordance with the provisions of this Section 11.

11.2. Exercise of Rights.

11.2.1. If the Company proposes to issue any Equity Securities, other than Excluded Securities, it shall give each Investor and each Key Holder written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor and each Key Holder shall have thirty (30) days from the giving of such notice to agree to purchase up to its Pro Rata Share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company (the “Company Notice”) and stating therein the quantity of such Equity Securities to be purchased.

11.2.2. If not all of the Investors and Key Holders elect to purchase their Pro Rata Share of the Equity Securities, then the Company shall promptly notify in writing the Investors and Key Holders who have elected to purchase their Pro Rata Share of such Equity Securities and shall offer such Investors and Key Holders (the “Purchasing Investors” and the “Purchasing Key Holders,” and together, the “Purchasing Parties”) the right to acquire such unsubscribed shares; provided that in the event (i) the Company proposes to issue Equity Securities at a price per share greater than the Conversion Price (as defined in the Certificate of Incorporation) of the Series F Preferred Stock (an “Up Round Financing”) and (ii) any Key Holder does not elect to purchase her full Pro Rata Share of such Equity Securities, the Company shall offer to the Major Investors who are Purchasing Investors the Equity Securities so not elected to be purchased by any Key Holder (“Up Round Key Holder Unallocated Shares”). The Purchasing Parties shall have fifteen (15) days after receipt of such notice to notify the Company (the “Purchasing Party Notice”) of their election to purchase all or a portion thereof of the unsubscribed shares offered to them pursuant to the foregoing sentence. If the Purchasing Parties have, in the aggregate elected to purchase more than the number of unsubscribed shares being offered in such notice, then the unsubscribed shares shall be allocated according to each Purchasing Party’s Pro Rata Share up to the number of unsubscribed shares set forth in the notice to the Purchasing Parties, provided that for purposes of this Section 11.2.2 “Purchasing Party’s Pro Rata Share” shall be the ratio of (a) the Pro Rata Share of such Purchasing Party to (b) the Pro Rata Shares of all Purchasing Parties (or, with respect to any Up Round Key Holder Unallocated Shares, the Pro Rata Shares of all Major Investors who have elected to purchase all or a portion thereof of such unsubscribed shares offered to them). The Purchasing Parties shall then effect the purchase of the Equity Securities at the closing of the issuance of Equity Securities described in the notice delivered by the Company pursuant to Section 11.2.1. On the date of such closing, the Company shall deliver to the Purchasing Parties the certificates representing the Equity Securities to be purchased by the Purchasing Parties and at such time, the Purchasing Parties shall pay the purchase price for the Equity Securities.

11.3. Issuance of Equity Securities to Other Persons. If the Investors or Key Holders fail to exercise in full their Purchase Rights, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investors’ or the Key Holders’ rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company’s notice to the Investors and Key Holders pursuant to Section 11.2.1 hereof. If the Company has not sold such Equity Securities within such ninety (90) days, the Company shall not thereafter issue or sell any Equity Securities, without first again complying with this Section 11.

11.4. Waiver of Purchase Rights. The Purchase Rights established by this Section 11 may only be amended, or any provision waived, with the written consent of (a) the Investors holding a majority of the voting power of the then outstanding Series Preferred Stock and (b) the Key Holders holding a majority of the Common Stock held by all of the Key Holders; provided, however, that no consent from the Key Holders shall be required for any amendment or waiver of any provision of this Section 11 unless such amendment or waiver adversely affects the rights of or creates additional obligations for the Key Holders under this Agreement (for purposes of this Section 11.4, a “Waiver”). Notwithstanding the foregoing, in the event that any of the Equity Securities subject to such Waiver are offered or made available by the Company for purchase by any of the Investors or Key Holders (the “Offered Securities”), such Waiver shall not apply with respect to any Investor holding shares of a series of Series Preferred Stock unless (x) such Investor is offered the opportunity to purchase its Pro Rata Share of the Offered Securities or (y) such Waiver includes (i) with respect to the Series G Preferred Stock, the written consent of the Requisite Series G Preferred Stockholders (as defined in the Certificate of Incorporation), (ii) with respect to the Series F Preferred Stock, the written consent of the Supermajority Series F Stockholders, (iii) with respect to the Series E Preferred Stock, the written consent of the Requisite Series E Preferred Stockholders (as defined in the Certificate of Incorporation) and (iv) with respect to all other series of Series Preferred Stock, the written consent of the Investors holding a majority of the voting power of the then outstanding shares of such series of Series Preferred Stock.

11.5. Transfer of Purchase Rights. The Purchase Rights of each Holder with respect to any offer of Equity Securities under this Section 11 may be transferred to any Affiliate of such Holder. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder and either an Investor or Key Holder, as determined by the status of the Holder transferring shares to such transferee.

11.6. Excluded Securities. The Purchase Rights established by this Section 11 shall have no application to any of the following Equity Securities (collectively, the “Excluded Securities”):

11.6.1. any Common Stock issued upon conversion of the Series Preferred Stock outstanding as of the date of this Agreement;

11.6.2. shares of Common Stock (and/or options, warrants or other Common Stock purchase rights therefor or shares of Common Stock issued pursuant to such options, warrants or other rights), issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other similar arrangements that are approved by the Board of Directors, including a majority of the Preferred Directors, and in accordance with Article Fourth Part B Section 7 of the Certificate of Incorporation;

11.6.3. any Common Stock issued upon exercise of options or warrants outstanding as of the date of this Agreement;

11.6.4. any Series Preferred Stock issued upon exercise of warrants outstanding as of the date of this Agreement and any Common Stock issuable upon conversion of such Series Preferred Stock;

11.6.5. any Common Stock issued in connection with any acquisitions, mergers or strategic partnership transactions (other than transactions entered into primarily for equity financing purposes) that have been approved by the Board of Directors, including a majority of the Preferred Directors, and in accordance with Article Fourth Part B Section 7 of the Certificate of Incorporation;

11.6.6. any Common Stock issued pursuant to an Initial Public Offering;

11.6.7. shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leading or real property leasing transaction approved by the Board of Directors, including a majority of the Preferred Directors;

11.6.8. shares of Common Stock issued in any stock split, stock dividend, subdivision or combination by the Company;

11.6.9. with respect to the Purchase Rights of the Investors only, Equity Securities designated as Excluded Securities by the Investors holding a majority of the Series Preferred Stock held by the Investors (on an as converted to Common Stock basis, with the Series C-1 Preferred Stock subject to the Regulatory Voting Restriction), provided, that in the event that any of the Equity Securities that are designated as Excluded Securities are offered or made available by the Company for purchase by any of the Investors or Key Holders (the “Offered Excluded Securities”), the Equity Securities shall not be designated as Excluded Securities for purposes of any Investor holding shares of any series of Series Preferred Stock unless (i) such Investor is offered the opportunity to purchase its Pro Rata Share of the Offered Excluded Securities, or (ii) (a) with respect to the Series G Preferred Stock, the Requisite Series G Preferred Stockholders (as defined in the Certificate of Incorporation) have provided their written consent to such designation, (b) with respect to the Series F Preferred Stock, the Supermajority Series F Stockholders have provided their written consent to such designation, (c) with respect to the Series E Preferred Stock, the Requisite Series E Preferred Stockholders (as defined in the Certificate of Incorporation) have provided their written consent to such designation, and (d) with respect to all other series of Series Preferred Stock, Investors holding a majority of the voting power of the then outstanding shares of such series of Series Preferred Stock have provided their written consent to such designation;

11.6.10. that warrant to purchase shares of Common Stock issued to API on November 16, 2012, and any shares of Common Stock issued upon exercise thereof;

11.6.11. any Series C Preferred Stock issued upon conversion of the Series C-1 Preferred Stock; or

11.6.12. up to an aggregate of 3,391,910 shares of Series G Preferred Stock issued pursuant to the Purchase Agreement.

11.7. Termination of Rights. The provisions of this Section 11 shall terminate and be of no further force or effect upon the earlier of (i) immediately before but subject to the closing of (A) a Qualified Public Offering with respect to the Investors that are not T. Rowe Price Investors or Fidelity, and (B) solely with respect to the T. Rowe Price Investors and Fidelity, an Initial Public Offering, or (ii) following the occurrence of a Liquidation Event (each as defined in the Certificate of Incorporation).

11.8. Regulatory Matters. The Company, the Key Holders and each other holder of Registrable Securities other than TCV agrees to use commercially reasonable efforts so that, in the event the Regulated Holder or its Regulatory Transferees exercises its right of first offer pursuant to this Section 11, the terms and characteristics of the Equity Securities acquired by such Regulated Holder or its Regulatory Transferees shall provide comparable assurance of compliance with any regulatory requirements applicable to the Regulated Holder as are provided by the Series C-1 Preferred Stock.

12. Covenants of the Company. So long as Series Preferred Stock or Common Stock issued upon conversion thereof is outstanding, the Company agrees as follows:

12.1. Information Rights.

12.1.1. Access to Records. The Company shall, and shall cause each Subsidiary, if any, to, afford to each Major Investor, and each of their respective officers, employees, advisors, counsel and other authorized representatives, reasonable access during normal business hours, upon reasonable advance notice, to all of the books, records and properties of the Company and its Subsidiaries, if any, and to all officers and employees of the Company and such Subsidiaries; provided, however, that the Company shall not be obligated pursuant to this Section 12.1.1 to provide access to any information which it reasonably considers to be a trade secret, unless such recipient agrees to customary non-disclosure obligations with respect to such trade secrets. For so long as Fidelity, Franklin or any T. Rowe Price Investor continue to hold any shares of the Company’s capital stock that are restricted under the Securities Act, the Company shall promptly and accurately respond, and shall use its best efforts to cause its transfer agent to promptly respond, to requests made by or on behalf of Fidelity, Franklin or such T. Rowe Price Investor, as applicable, relating to (a) accounting or securities law matters required in connection with an audit of Fidelity, Franklin or such T. Rowe Price Investor, as applicable, or (b) the actual holdings of Fidelity, Franklin or such T. Rowe Price Investor, as applicable, including in relation to the total outstanding shares of the Company; provided, however that the Company shall not be obligated to provide any such information that could reasonably result in the disclosure of information which it reasonably considers to be a trade secret, unless such recipient agrees to customary non-disclosure obligations with respect to such trade secrets. On or prior to the effectiveness of the Initial Public Offering, the Company shall upon request (x) provide each T. Rowe Price Investor written confirmation of its equity holdings in the Company (on an as-converted basis), and (y) provide Franklin written confirmation of its equity holdings in the Company (on an as-converted basis).

12.1.2. Financial Reports. The Company shall, and shall cause each Subsidiary, if any, to provide to each Major Investor, the following, each in a format mutually agreed upon by the Major Investors and the Company:

12.1.2.1 Monthly Reports. As soon as available, but not later than 30 days after the end of each fiscal month, an unaudited balance sheet of the Company as of the end of such period and statements of income and cash flows of the Company for such period.

12.1.2.2 Quarterly Reports. As soon as available, but not later than 30 days after the end of each quarterly accounting period, an unaudited balance sheet of the Company as of the end of such period and unaudited statements of income, cash flows and changes in stockholders’ equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period.

12.1.2.3 Annual Audit. As soon as available after the end of each fiscal year of the Company, but not later than one-hundred twenty (120) days after year end, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in stockholders’ equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with GAAP, and accompanied by the report of a firm of independent certified public accountants selected by the Company’s Board of Directors (the “Accountants”). The Company and its Subsidiaries, if any, shall use their reasonable efforts to maintain a system of accounting sufficient to enable its Accountants to render the report referred to in this Section 12.1.2.3.

12.1.2.4 Annual Budget and Operating Forecast. As soon as available, an annual budget and operating plan for each fiscal year together with management’s written discussion and analysis of such budget. The budget shall be accepted as the budget for the Company for such fiscal year when it has been approved by the Board of Directors of the Company. Management shall review the budget once per quarter and shall advise each Investor entitled to receive the annual budget at such time and the Board of Directors of all material changes therein, and all material deviations therefrom.

12.1.2.5 Capitalization Table. At the request of a Major Investor, as soon as practicable, but in any event within twenty (20) days after such request by a Major Investor, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit each Major Investor to calculate their respective percentage equity ownership in the Company.

12.1.3. Reportable Events. The Company shall provide notice of a Reportable Event (as hereinafter defined) as soon as possible and in any event no later than five (5) days following the occurrence of said event to each Major Investor. The following events shall be “Reportable Events”:

12.1.3.1 receipt by the Company of an offer to buy a majority of the outstanding shares of the capital stock of the Company or assets representing more than 25% of the fair market value of the Corporation’s consolidated assets;

12.1.3.2 receipt by the Company of notice of the resignation of the Chief Executive Officer, the President, the Chief Financial Officer or the Chief Operating Officer of the Company;

12.1.3.3 the commencement of any lawsuit involving the Company which, in the case of a lawsuit involving claims for damages, the aggregate of such claims is in excess of $250,000;

12.1.3.4 the receipt by the Company of a notice that the Company is in default under any loan agreement to which the Company is a party; and

12.1.3.5 the existence of any known material default by the Company under this Agreement or any other Transaction Document (as defined in the Purchase Agreement).

12.2. Use of Proceeds. The Company shall use the proceeds from the sale of Series G Preferred Stock under the Purchase Agreement for working capital and general corporate purposes.

12.3. Internal Accounting Controls. The Company will maintain a system of internal accounting controls similar to those maintained by similarly situated corporations of established reputation in the same or similar business.

12.4. Indemnification of the Board of Directors; Directors and Officers Insurance Policy.

12.4.1. The Company will reimburse all non-employee directors of the Company for all reasonable out-of-pocket expenses, including without limitation, airfare and hotel expenses, in connection with attending meetings of the Company’s Board of Directors and all committees thereof. To the extent provided by Delaware law, the certificate of incorporation of the Company shall at all times require (i) the indemnification and reimbursement of expenses of all of the Company’s directors against liability for actions and omissions to act in their capacity as directors of the Company to the maximum extent that such individuals may lawfully be so indemnified by the Company and (ii) the exculpation of the Company’s directors from liability to the Company and its stockholders for monetary damages for breach of their fiduciary duties as directors.

12.4.2. The Company will maintain in full force and effect a directors and officer liability insurance policy issued by an insurer or insurers of recognized responsibility, insuring its directors and officers against such losses and risks, and in such amounts, as determined by the Board of Directors of the Company. The Company may not cancel any policy required under this Section 12.4.2 without the consent of a majority of the Board of Directors of the Company, including the Preferred Director designated by TCV pursuant to that certain Seventh Amended Voting Agreement by and among the Company, certain Investors and certain other stockholders as set forth therein dated as of the date hereof.

12.5. Quarterly Board Meetings. Unless otherwise unanimously agreed by the Board, the Company shall hold meetings of the Board of Directors at least quarterly.

12.6. Vesting of Options. All stock options granted to employees of the Company or any Subsidiary shall vest as follows: (i) for new hire optionees, twenty-five percent (25%) on the one year anniversary of such grant, with the remainder of the options vesting monthly or quarterly over the next thirty-six (36) months, and (ii) for refresh optionees, vesting monthly or quarterly over forty-eight (48) months, unless otherwise approved by the Board of Directors, including a majority of the Preferred Directors.

12.7. CEO. The Company will not, without the prior affirmative vote or written consent of (a) a majority of the directors then in office if Jennifer Hyman is not then serving as Chief Executive Officer, or (b) at least two-thirds (2/3) of the directors then in office if Jennifer Hyman is serving as Chief Executive Officer, in each case excluding both in the numerator and the denominator a director that is the Company’s Chief Executive Officer, if applicable: (i) terminate the employment of the Company’s Chief Executive Officer or (ii) alter or amend the roles or responsibilities of the Company’s Chief Executive Officer.

12.8. Approval of Certain Transactions.

12.8.1. The Company will not, without the prior affirmative vote or written consent of two-thirds of the directors then in office:

(i) consummate any Initial Public Offering; or

(ii) consummate a Liquidation Event (as defined in the Certificate of Incorporation).

12.8.2. The Company will not, without the prior affirmative vote or written consent of a majority of the directors then in office, enter into or incur any debt or lease obligation (other than working capital loans, equipment lease obligations and other similar obligations in the ordinary course of business) where the aggregate amount of all such obligations outstanding at any one time is greater than One Hundred and Fifty Million Dollars ($150,000,000).

12.9. Quorum.

12.9.1. In addition to any requirements under applicable law or the Company’s Certificate of Incorporation or By-Laws, (A) so long as Jennifer Hyman is the Chief Executive Officer of the Company, Ms. Hyman must be present (in-person, by telephone or pursuant to Section 2.13 of the By-Laws) at any meeting of the Board of Directors for a quorum to exist, with attendance of Ms. Hyman not to be unreasonably withheld and (B) at any time that Ms. Hyman is not the Chief Executive Officer of the Company, one director elected by the holders of Common Stock pursuant to Article FOURTH Section 4(A)(3) of the Certificate of Incorporation must be present (in-person, by telephone or pursuant to Section 2.13 of the By-Laws) at any meeting of the Board of Directors for a quorum to exist, with attendance of such director not to be unreasonably withheld. This Section 12.9.1 shall terminate and be of no further force or effect if any director required for a quorum to exist pursuant to this Section 12.9.1 fails to attend three (3) or more consecutive meetings of the Board of Directors that are held during ordinary business hours for which such director has received notice at least three (3) business days prior to such meetings.

12.9.2. In addition to any requirements under applicable law or the Company’s Certificate of Incorporation or By-Laws, at least one Preferred Director must be present (in-person, by telephone or pursuant to Section 2.13 of the By-Laws) at any meeting of the Board of Directors for a quorum to exist, with attendance of any such Preferred Director not to be unreasonably withheld. This Section 12.9.2 shall terminate and be of no further force or effect if all Preferred Directors fail to attend three (3) or more consecutive meetings of the Board of Directors that are held during ordinary business hours for which they have received notice at least three (3) business days prior to such meetings.

12.10. IPO Allocation. In connection with the Company’s initial firm commitment underwritten public offering (the “IPO”), the Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of such IPO to establish a directed share program (the “Program”) whereby such managing underwriter or underwriters would offer TCV priority as to the participation in such Program on the terms as described as follows:

12.10.1. The Company shall use its commercially reasonable efforts to cause the number of shares of Common Stock to be offered to TCV pursuant to the Program (the “Program Shares”) to equal the lesser of (A) the quotient obtained by dividing (i) twenty-five million dollars ($25,000,000), by (ii) the mid-point of the first filing range the Company sets forth in the registration statement for the IPO or an amendment thereto and (B) five percent (5%) of the total shares of Common Stock offered to be sold in the IPO.

12.10.2. TCV shall have the right to apportion its participation in the IPO pursuant to this Section 12.10 among any of its Affiliates.

12.10.3. Notwithstanding the foregoing, in the event that the Board of Directors of the Company, following consultation with outside legal counsel to the Company and the managing underwriter or underwriters, believes in good faith that the issuance of the Program Shares pursuant to this Section 12.10 would not be permitted under applicable law, rule or regulation, the Company and the TCV agree to negotiate in good faith to amend the Program (including, without limitation, by a reduction to the aggregate number of Program Shares) to the extent reasonably necessary or appropriate. TCV acknowledges that, despite the Company’s use of its commercially reasonable efforts, the underwriter(s) may determine, in their good faith discretion, that it is not advisable to establish a Program.

12.10.4. Notwithstanding the foregoing, all action taken pursuant to this Section 12.10 shall be made in accordance with all federal and state securities laws, including, without limitation, the Securities Act and all applicable rules and regulations promulgated by the Financial Industry Regulatory Authority (“FINRA”) and other such self-regulating organizations.

12.11. Termination of Rights. The provisions of this Section 12 shall terminate and be of no further force and effect upon the earlier of (i) immediately before but subject to the closing of (A) a Qualified Public Offering with respect to the Investors that are not T. Rowe Price Investors or Fidelity, and (B) solely with respect to the T. Rowe Price Investors and Fidelity, an Initial Public Offering, or (ii) following the occurrence of a Liquidation Event (each as defined in the Certificate of Incorporation), provided, however, that if any portion of the consideration to be received by any Major Investor in connection with a Liquidation Event is securities issued by an entity that is not subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act (or similar reporting requirements of other foreign governments) that are traded on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market or another internationally recognized stock exchange, then Sections 12.1.1 and 12.1.2 shall not terminate unless each Major Investor and the counterparty to such Liquidation Event enter into a binding written agreement granting each Major Investor information rights at least as favorable to them as the rights set forth in Section 12.1.1 and 12.1.2 as of the date hereof.

13. Stockholder Lockup Agreement in Connection with Initial Public Offering. Each Holder agrees that it will not without the prior written consent of the managing underwriter, for a period of up to 180 days following the effective date of the registration statement for the Initial Public Offering, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for (i) Registrable Securities sold pursuant to such registration statement, (ii) transactions relating to Common Stock or other securities acquired in the Initial Public Offering or in open market transactions in connection with or after the completion of the Initial Public Offering, and (iii) transfers to Affiliates, partners, members and stockholders of such Holder (each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement), provided that the Company’s officers, directors and all holders of more than 1% of the shares of Common Stock (calculated for this purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter such lockup agreements for the same period and on the same terms, and provided further that any waiver or termination of the prohibitions contained in this Section 13 or similar agreements by other stockholders by the Company or any underwriter shall apply pro rata to each Holder on the basis of the number of Registrable Securities then held. In the event that the Company and/or the underwriters in connection with the Initial Public Offering agree to allow any securityholder subject to this Section 13 to hold its shares of Company capital stock subject to lockup restrictions which are more favorable to such securityholder than the lockup restrictions applicable to the Registrable Securities held by any Investor, including Fidelity, Franklin and the T. Rowe Price Investors, the lockup restrictions applicable to any Registrable Securities held by each other Investor, including Fidelity, Franklin and the T. Rowe Price Investors, will be automatically amended to conform to the more favorable lockup restrictions applicable to the shares held by such securityholder.

14. Anti-Corruption, Anti-Money Laundering and Anti-Bribery Laws. The Company shall and shall cause its affiliates or any of its or its affiliates’ officers, directors and employees, agents, intermediaries or other representatives (including business partners) or anyone acting on behalf of any of them (“Company Representatives”) to, in the course of their actions for or on behalf of the Company or any of its controlled affiliates, comply with all applicable anti-corruption, anti-bribery and anti-money laundering laws. Without limiting or modifying the foregoing, the Company shall promptly take reasonable steps to implement and maintain internal controls, policies and procedures designed to provide reasonable assurance of compliance with applicable anti-bribery, anti-corruption and anti-money laundering laws. If the Company learns of any action by it or any Company Representative that could violate applicable anti-corruption, anti-bribery or anti-money laundering laws (including receipt of any notice, inquiry or communication in respect thereof) it shall immediately notify the Investors (and provide additional information as reasonably requested from time to time), cease such action (or cause such action to cease), and take all necessary remedial action.

15. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by confirmed email transmission, to the Company at:

Rent the Runway, Inc.

345 Hudson Street, Suite 6A

New York, NY 10014

Attention: Chief Financial Officer

with a copy to:

Latham and Watkins LLP

200 Clarendon Street

Boston, MA 02116

Attention: Emily Taylor, Esq.

or such other address as may be furnished in writing to the other parties hereto. Any notice, request, consent and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of email confirmation if transmitted by email, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid

16. Entire Agreement; Waiver. The Threshold Parties hereby (i) agree that, as of the date of this Agreement, (A) the Old Investors’ Rights Agreement is hereby amended and restated in its entirety by this Agreement, (B) the provisions of the Old Investors’ Rights Agreement shall no longer be of any force or effect, (C) this Agreement constitutes the only agreement, contract or understanding among the Investors, the holders of Common Stock and the Company relating to all or part of the subject matter of this Agreement and (D) no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements with respect to such subjects except as specifically set forth herein and (ii) waive their rights, on behalf of themselves and all other Investors and Key Holders, under Section 11 of the Old Investors’ Rights Agreement with respect to the sale of Series G Preferred Stock pursuant to the Purchase Agreement.

17. Amendments, Waivers and Consents. Except as otherwise expressly provided, including, without limitation, Section 11.4, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of (i) the Company (pursuant to, in the case of Section 12.8 only, the affirmative vote (at a meeting or by written consent) of two-thirds of the directors then in office), (ii) the holders of a majority of the outstanding Series Preferred Stock (on an as converted to Common Stock basis, with the Series C-1 Preferred Stock being treated as subject to the Regulatory Voting Restriction for this purpose) (a “Preferred Majority”), and (iii) Key Holders holding a majority of the Registrable Securities held by all of the Key Holders; provided, however, that:

(A) no consent from the Key Holders shall be required for any amendment or waiver of any provision of this Agreement unless such amendment or waiver adversely affects the rights of or creates additional obligations for the Key Holders under this Agreement (for the avoidance of doubt, the inclusion of holders of New Preferred (as defined in the Certificate of Incorporation) as “Investors” and parties hereto shall not be deemed to adversely affect the rights of or create additional obligations for the Key Holders under this Agreement);

(B) no consent of the Preferred Majority shall be required for the inclusion of holders of New Preferred (as defined in the Certificate of Incorporation) as “Investors” and parties hereto;

(C) if any amendment, waiver, discharge or termination adversely affects the rights or obligations of an Investor or the holders of a particular series of Preferred Stock in a manner differently from all other Investors or holders of other series of Preferred Stock, as applicable, the consent of such Investor or Investors representing a majority of the outstanding shares of such series of Preferred Stock, as applicable, shall also be required for such amendment, waiver, discharge or termination;

(D) the prior clause (C) may not be amended, modified or waived without the written consent of the Investors holding a majority of the then outstanding shares of Series D Preferred Stock, the written consent of the Requisite Series E Preferred Stockholders (as defined in the Certificate of Incorporation), the written consent of the Requisite Series F Preferred Stockholders (as defined in the Certificate of Incorporation), and the written consent of the Requisite Series G Preferred Stockholders (as defined in the Certificate of Incorporation);

(E) any amendment to Section 12.10 shall require the written consent of TCV;

(F) except as may otherwise be required to comply with applicable law, rules or regulation, and subject to the other provisions of this Section 17, in no event shall this Agreement be amended to add any obligations that would preclude a Holder, subsequent to the completion of the Initial Public Offering, from selling Common Stock or other securities, in each case acquired in open market transactions or pursuant to any registration statement filed with the Commission in connection with or after the Initial Public Offering, or apply Section 13 (or substantially similar obligations) with respect to any offering other than the Initial Public Offering, in each case without the written consent of the Investors holding a majority of the then outstanding shares of each series of Series Preferred Stock;

(G) Sections 1.26, 1.39, 1.40, 1.41, 1.42, 1.49, 11.8, 27, this Section 17 (with respect to this sentence or any reference to shares of Series C-1 Preferred Stock) and any specific reference in this Agreement to Series C-1 Preferred Stock or the treatment thereof may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (x) American Express in order to be enforceable against American Express and its affiliates (as defined in Regulation Y (12 C.F.R. Part 225)) and (y) for so long as any Regulated Holder or its Regulatory Transferee holds any shares of Series C-1 Preferred Stock, the holders of a majority of the then-outstanding shares of Series C-1 Preferred Stock in order to be enforceable against any Regulated Holder or any Regulatory Transferee;

(H) the definition of “Affiliate” as it relates to Fidelity, the definition of “Major Investor” as it relates to Fidelity, and Section 8(c), the last sentence of Section 11.4 (other than clause (y)(i) or clause (y)(iii)), Section 11.6.9 (other than clause (ii)(a) or clause (ii)(c)), 11.7, the penultimate sentence of Section 12.1.1, Sections 12.1.2 and 12.11, the two provisos after clause (iii) of the first sentence of Section 13, the last sentence of Section 13 and Sections 17 (with respect to this clause (H)), 26, 28 and 29 may not be amended, modified or waived without the written consent of Fidelity; provided, however, that the consent of Fidelity shall only be required with respect to Sections 11.7, 12.1.2, 12.11, 13, 26 and 29 to the extent such amendment, modification or waiver adversely affects the rights of Fidelity, and only in order for such amendment, modification or waiver to be enforceable against Fidelity;

(I) the definition of “Affiliate” as it relates to the T. Rowe Price Investors, the definition of “Major Investor” as it relates to the T. Rowe Price Investors, and Section 8(e), the last sentence of Section 11.4 (other than clause (y)(ii) or clause (y)(iii)), Section 11.6.9 (other than clause (ii)(b) or clause (ii)(c)), Section 11.7, the last two sentences of Section 12.1.1, Sections 12.1.2, Section 13, Sections 17 (with respect to this clause (I)), 26 and 29 may not be amended, modified or waived without the written consent of the T. Rowe Price Investors holding a majority of the Registrable Securities held by all of the T. Rowe Price Investors; provided, however, that the consent of the T. Rowe Price Investors shall only be required with respect to Sections 11.7, 12.1.2, 12.11, 13, 26 and 29 to the extent such amendment, modification or waiver adversely affects the rights of the T. Rowe Price Investors, and only in order for such amendment, modification or waiver to be enforceable against the T. Rowe Price Investors;

(J) the definition of “Affiliate” as it relates to Franklin, the definition of “Major Investor” as it relates to Franklin, and Section 8(d), the last sentence of Section 11.4 (other than clauses (y)(ii) and (iii)), Section 11.6.9 (other than clause (ii)(b) or clause (ii)(c)), 11.7, the last sentence of Section 12.1.1, Sections 12.1.2 and 12.11, the two provisos after clause (iii) of the first sentence of Section 13, the last sentence of Section 13, and Sections 17 (with respect to this clause (J)), 26 and 29 may not be amended, modified or waived without the written consent of Franklin; provided, however, that the consent of Franklin shall only be required with respect to Sections 11.7, 12.1.2, 12.11, 13, 26 and 29 to the extent such amendment, modification or waiver adversely affects the rights of Franklin, and only in order for such amendment, modification or waiver to be enforceable against Franklin; and

(K) for so long as Jennifer Hyman serves as the Company’s Chief Executive Officer, Sections 12.7 and 12.9.1 may only be amended, terminated or waived with the consent of Jennifer Hyman.

The Company shall give prompt written notice of any amendment or consent hereunder to any party hereto that did not consent in writing to such amendment or waiver.

18. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Any assignee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such assignee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such assignee were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder and either an Investor or Key Holder, as determined by the status of the Holder transferring rights to such assignee.

19. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

20. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

21. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes

22. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance.

23. WAIVER OF JURY TRIAL.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE INVESTORS, THE KEY HOLDERS AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY, THE INVESTORS, NOR THE KEY HOLDERS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF HOLDERS AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by the Investors and the Key Holders that the provisions of this Section 23 constitute a material inducement upon which the Investors and the Key Holders are relying and will rely in entering into this Agreement and the Purchase Agreement. Any Holder or the Company may file an original counterpart or a copy of this Section 23 with any court as written evidence of the consent of the Investors, the Key Holders and the Company to the waiver of its right to trial by jury.

24. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 15 shall be deemed effective service of process on such party.

25. Aggregation of Stock. All Shares held or acquired by an Investor, Founder or a Key Holder and/or its respective Affiliates (which for purposes of this Section 25 shall include, with regard to any Investor or Key Holder that is a natural person or any Founder, such Person’s (i) family members, (ii) family-related investment vehicles or trusts for the benefit of such Person and/or such Person’s family members and/or estate or (iii) Grantor Retained Annuity Trust) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

26. Right to Conduct Activities. The Company hereby agrees and acknowledges that the Professional Investment Funds are professional investment funds, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, the each Professional Investment Fund shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Professional Investment Fund in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Professional Investment Fund to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

27. Treatment of Series C-1 Preferred Stock. Unless otherwise set forth in this Agreement, for all purposes of this Agreement, the Series C-1 Preferred Stock shall be treated as being convertible (without actual conversion) into shares of Common Stock at the then applicable conversion price of the Series C Preferred Stock as set forth in the Certificate of Incorporation.

28. Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of each Investor affiliated with Fidelity, or any affiliate thereof, is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of such Investor or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Investor or any affiliate thereof individually but are binding only upon such Investor or any affiliate thereof and its assets and property.

29. Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this section by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this section, (iii) to any existing Affiliate, partner, limited partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. To the extent the provisions in this Section 29 conflict with provisions in any confidentiality agreement previously signed by an Investor, the provisions contained herein shall supersede. Notwithstanding the foregoing, nothing set forth in this Section 29 shall prohibit Franklin, Fidelity, T. Rowe Price or any T. Rowe Price Investor from making any statement or filing required by applicable law (including, without limitation, the Investment Company Act of 1940, as amended), regulation or its standard investment reporting practice, provided that each of Franklin, Fidelity, T. Rowe Price and each T. Rowe Price Investor shall use its commercially reasonable efforts to provide prior notice (or, in the event prior notice is prohibited by applicable law or regulation, prompt notice as soon as permitted by applicable law) to the Company of any such statement or filing; provided further that none of Franklin, Fidelity, T. Rowe Price or any T. Rowe Price Investor shall be required to provide prior notice to the Company in connection with Franklin’s, Fidelity’s, T. Rowe Price’s or such T. Rowe Price Investor’s compliance with any statement or filing required by applicable law (including, without limitation, the Investment Company Act of 1940, as amended), regulation or its standard investment reporting practices.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

RENT THE RUNWAY, INC.

By:	/s/ Jennifer Y. Hyman
Name:	Jennifer Y. Hyman
Title:	Chief Executive Officer

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY HOLDERS

JENNIFER HYMAN

By:	/s/ Jennifer Y. Hyman

Trust Under Article Second U/A dtd 9/19/2012; Linda Hyman, Trustee (previously JENNIFER Y. HYMAN 2012 QUALIFIED ANNUITY TRUST)

By:	/s/ Jennifer Y. Hyman
Name:	Jennifer Y. Hyman
Title:	Authorized Signatory

JENNIFER Y. HYMAN 2018 QUALIFIED ANNUITY TRUST)

By:	/s/ Jennifer Y. Hyman
Name:	Jennifer Y. Hyman
Title:	Authorized Signatory

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY HOLDERS

JENNIFER CARTER FLEISS

By:	/s/ Jennifer Carter Fleiss

DSF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JJF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JDF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JDF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:
*******************
*******************
*******************
Attn.: *******************
Phone: *******************
E-mail: *******************

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC. TD MUTUAL FUNDS - TD SCIENCE & TECHNOLOGY FUND
STICHTING DEPOSITARY APG DEVELOPED MARKETS EQUITY POOL
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:
*******************
*******************
*******************
Attn.: *******************
Phone: *******************
E-mail: *******************

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR

T. ROWE PRICE GLOBAL CONSUMER FUND

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:
*******************
*******************
*******************
Attn.: *******************
Phone: *******************
E-mail: *******************

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

FRANKLIN STRATEGIC SERIES – FRANKLIN SMALL CAP GROWTH FUND

By:	FRANKLIN ADVISERS, INC, as Investment Manager

	By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Investment Officer

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN TECHNOLOGY FUND

BY:	FRANKLIN ADVISERS, INC, as Investment Manager

	By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: Chief Investment Officer

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

BAIN CAPITAL VENTURE FUND 2009, L.P.

By: Bain Capital Venture Partners 2009, L.P., its General Partner

By: Bain Capital Investors, LLC, its General Partner

By:	/s/ Scott Friend
Name: Scott Friend
Title: Authorized Signatory

BCIP VENTURE ASSOCIATES

By: Boylston Coinvestors, LLC, its managing partner

By:	/s/ Scott Friend
Name: Scott Friend
Title: Authorized Signatory

BCIP VENTURE ASSOCIATES-B

By: Boylston Coinvestors, LLC, its managing partner

By:	/s/ Scott Friend
Name: Scott Friend
Title: Authorized Signatory

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

RGIP, LP

By: RGIP GP, LLC

By:	/s/ Alfred O. Rose
Name: Alfred O. Rose
Title: Managing Member

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP
By:	Highland Management Partners VIII Limited Partnership,
its sole General Partner
By:	Highland Management Partners VIII Limited,
its sole General Partner

By:	/s/ Dan Nova
Name:	Dan Nova
Title:	Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP
By:	Highland Management Partners VIII Limited Partnership,
its sole General Partner
By:	Highland Management Partners VIII Limited,
its sole General Partner

By:	/s/ Dan Nova
Name:	Dan Nova
Title:	Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP
By:	Highland Management Partners VIII Limited Partnership,
its sole General Partner
By:	Highland Management Partners VIII Limited,
its sole General Partner

By:	/s/ Dan Nova
Name:	Dan Nova
Title:	Authorized Signatory

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

TCV VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

TCV VIII (B), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

KPCB HOLDINGS, INC., as nominee

By:	/s/ Susan Biglieri
Name:	Susan Biglieri
Title:	Chief Financial Officer

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS

THORNTREE CAPITAL MASTER FUND, L.P.

By:	/s/ Mark C. Moore
Name: Mark C. Moore
Title: Managing Partner

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Exhibit A

NAMES AND ADDRESSES OF INVESTORS

ThornTree Capital Master Fund, L.P.

ThornTree Co-Investment Fund LP

800 Boylston Street, Suite 1520

Boston, MA 02199

FRANKLIN STRATEGIC SERIES—FRANKLIN SMALL CAP GROWTH FUND

FRANKLIN TEMPLETON INVESTMENT FUNDS—FRANKLIN TECHNOLOGY FUND

c/o Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

Attn: Christopher Chen

Emails: chris.chen@franklintempleton.com

DTSOps@franklintempleton.com

Telephone: *** *** ****

Attn: Sara Araghi

Email: **********@franklintempleton.com

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW HORIZONS TRUST

T. ROWE PRICE U.S. EQUITIES TRUST

MASSMUTUAL SELECT FUNDS—MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

TD MUTUAL FUNDS—TD SCIENCE & TECHNOLOGY FUND

STICHTING DEPOSITARY APG DEVELOPED MARKETS EQUITY POOL

T. ROWE PRICE GLOBAL CONSUMER FUND

c/o T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attn.: Andrew Baek, Vice President

Phone: ***-***-****

E-mail: ******.****@troweprice.com

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

Nominee: M Gardiner & Co fbo Fidelity Puritan Fund M. Gardiner & Co

C/O JPMorgan Chase Bank, N.A.

P.O. Box 35308

Email: *********@jpmorgan.com

**************@jpmorgan.com

Fax number: 469-477-1510

WILLIAM MARSH RICE UNIVERSITY

Richard E. Long

Associate Treasurer

Treasurer’s Office - MS 91

6100 Main Street

Houston, Texas 77005

KPCB HOLDINGS, INC., as nominee

c/o Kleiner Perkins Caufield & Byers

2750 Sand Hill Road

Menlo Park, CA 94035

Attention: Ted Schlein, with a copy to ******@kleinerperkins.com

HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP

HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP

c/o Highland Capital Partners

One Broadway, 16th Floor

Cambridge, MA 02142

Phone: ****-****-****

Fax: 781-861-5499

Attention: Jessica Healey

BAIN CAPITAL VENTURE FUND 2009, L.P.

BCIP VENTURE ASSOCIATES

BCIP VENTURE ASSOCIATES-B

c/o Bain Capital, LLC

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Phone: ***-***-****

Fax: 617-516-2010

Attention: Scott Friend

RGIP, LP

c/o Ropes & Gray

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Phone: ***-***-****

Fax: 617-951-7050

Attention: Joel F. Freedman, Esq.

H&D INVESTMENTS 2001

c/o Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

F. WARREN MCFARLAN

14 Candleberry Lane

Belmont, MA 02478

ADVANCE MAGAZINE PUBLISHERS INC. (D/B/A CONDE NAST)

Advance Magazine Publishers Inc.

c/o Advance Finance Group

One World Trade Center, 43rd Floor

New York, NY 10007

Attn: William J. Barry and Sol Cotlier

Email Address: *************@advance.com

with a copy to (which shall not constitute notice):

Advance Venture Partners

One World Trade Center, 43rd Floor

New York, NY 10007

Attn: Courtney Robinson

Email Address: ********@avp.vc

Advance Corporate Legal, Advance Publications, Inc.

One World Trade Center, 44th Floor

New York, NY 10007

Attn: Advance Corporate Legal

Email Address: *********@advance.com

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

200 Vesey Street

Mail Drop 51-03

New York, NY 10285

Attention: General Counsel / Chief Development Officer

Facsimile No.: (212) 640-2000

Telephone No.: (***) ***-****

TCV VIII, L.P.

TCV VIII (A), L.P.

TCV VIII (B), L.P.

TCV Member Fund, L.P.

c/o Technology Crossover Ventures

250 Middlefield Road

Menlo Park, California 94025

Attention: General Counsel

Phone: (***) ***-****

Fax: (650) 614-8222

RIVERS CROSS TRUST

3875 Woodside Road

Woodside, CA 94062

Phone: (***) ***-****

AXCEL PARTNERS VIII, LLC

PO Box 6277

Lutherville-Timonium, MD 21094

BLUE CHARLTON LIMITED

RPS SideCar I, L.P.

c/o RPS Ventures

524 Hamilton Ave, Suite 1

Palo Alto CA 94301

ET CAPITAL, L.P.

c/o Lin, Li-Chen

8F-2, 351, Yang Guang Street

Nei-Hu District

Taipei 114, Taiwan

SILVERLINK CAPITAL LP

c/o Ms. Peggy Lam

1502, Beautiful Group Tower

74-77 Connaught Road Central

Hong Kong

BRYAN WHITE

*******************

*******************

HUDSON RIVER CO-INVESTMENT FUND III L.P.

One Presidential Boulevard, 4th Floor

Bala Cynwyd, PA 19004

DANIEL BENTON

*******************

*******************

DAVID B. THURSTON

*******************

*******************

NAHMA PARTNERS, L.P.

540 Madison Avenue, Suite 21A

New York, nY 10022

LITTLE HARBOUR SAZ, LLC

30 Hundreds Circle

Wellesley, MA 02481

DANIEL O’KEEFE

*******************

*******************

DAS NARAYANDAS

*******************

*******************

Lighthouse Capital Partners

3555 Alameda de las Pulgas

2nd Floor

Menlo Park, CA 94025

Michael Roth

*******************

E-mail: *******************

Sutter Rock Capital Corp.

One Sansome Street, Ste. 730

San Francisco, CA 94104

Attn.: Mark Klein

E-mail: *****@gsvcap.com

Jason R. Krantz 2009 Trust

*******************

*******************

Attn.: *******************

E-mail: *******************

EQUITYZEN GROWTH TECHNOLOGY FUND LLC—SERIES 569

30 Broad Street, 12th Floor

New York, NY 10004

Attn.: Phil Haslett

E-mail: *******@equityzen.com

Exhibit B

NAMES AND ADDRESSES OF KEY HOLDERS

Jennifer Hyman

345 Hudson Street, Suite 6A

New York, NY 10014

Trust Under Article Second U/A dtd 9/19/2012; Linda Hyman, Trustee (previously JENNIFER Y. HYMAN 2012 QUALIFIED ANNUITY TRUST)

345 Hudson Street, Suite 6A

New York, NY 10014

JENNIFER Y. HYMAN 2018 QUALIFIED ANNUITY TRUST

345 Hudson Street, Suite 6A

New York, NY 10014

DSF 2019 FAMILY TRUST

JJF 2019 FAMILY TRUST

JDF 2019 FAMILY TRUST

JDF 2019 FAMILY TRUST

*******************

*******************

Jennifer Carter Fleiss

*******************

*******************

Execution Version

RENT THE RUNWAY, INC.

AMENDMENT NO. 1 TO THE

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Amendment”) is made as of October 26, 2020, by and among Rent the Runway, Inc., a Delaware corporation, (the “Company”) and the investors listed on the signature pages attached hereto (the “Existing Stockholders”).

RECITALS

WHEREAS, the Company, the Investors named therein and the Key Holders named therein are parties to that certain Eighth Amended and Restated Investors’ Rights Agreement, dated as of April 30, 2020 (the “Investors’ Rights Agreement”);

WHEREAS, the Company now desires to amend the Investors’ Rights Agreement to provide a new investor with rights related to stockholder lock-up agreements; and

WHEREAS, the undersigned Investors constitute both the Preferred Majority and the Supermajority Series F Stockholders (as each such term is defined in the Investors’ Right Agreement), and the consent of the Company and of such Existing Stockholders will bind all parties to the Investors’ Rights Agreement pursuant to Section 17 thereof.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Definitions. Unless otherwise indicated herein, words and terms that are defined in the Investors’ Rights Agreement shall have the same meaning where used in this Amendment.

2. Definition of Purchase Agreement. The tenth (10th) Whereas clause in the recitals of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, certain of the Investors are acquiring an aggregate of up to 8,063,957 shares of Series G Convertible Preferred Stock, $0.001 par value per share, of the Company (the “Series G Preferred Stock”), pursuant to the terms of a Stock Purchase Agreement dated as of the date hereof by and among the Company and such Investors (as amended, the “Purchase Agreement”);”

3. Definition of Major Investor. Section 1.25 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

““Major Investor” means (i) with respect to Investors other than KPCB, API, TCV, Fidelity, Blue CharlTon Limited (“Blue CharlTon”), Franklin, the T. Rowe Price Investors and Hudson River Co-Investment Fund III L.P.

(“Hudson River”), each Investor holding at least five percent (5%) of the Series Preferred Stock on an as-converted to Common Stock basis, (ii) KPCB for so long as KPCB holds at least fifty percent (50%) of the shares of Series B Preferred Stock (or Common Stock issued upon conversion thereof) purchased by KPCB pursuant to that certain Series B Stock Purchase Agreement; (iii) API for so long as API holds at least fifty percent (50%) of the shares of Series C Preferred Stock (or Common Stock issued upon conversion thereof) purchased by API pursuant to the Series C Stock Purchase Agreement; (iv) TCV for so long as TCV holds at least fifty percent (50%) of the shares of Series D Preferred Stock (or Common Stock issued upon conversion thereof) purchased by TCV pursuant to that certain Series D Preferred Stock Purchase Agreement; (v) Fidelity (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Fidelity holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Fidelity holds at least fifty percent (50%) of the shares of Series E Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Fidelity pursuant to the Series E Purchase Agreement, (vi) Blue CharlTon for so long as Blue CharlTon holds at least fifty percent (50%) of the shares of Series E Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Blue CharlTon pursuant to the Series E Purchase Agreement, (vii) Franklin (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Franklin holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Franklin holds at least fifty percent (50%) of the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Franklin pursuant to the Series F Purchase Agreement, (viii) each T. Rowe Price Investor (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as such T. Rowe Price Investor holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as the T. Rowe Price Investors collectively hold at least fifty percent (50%) of either (x) the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by the T. Rowe Price Investors pursuant to the Series F Purchase Agreement or (y) the shares of Series G Preferred Stock (or Common Stock issued upon conversion thereof) purchased by the T. Rowe Price Investors pursuant to the Purchase Agreement, and (ix) Hudson River (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Hudson River holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Hudson River holds at least fifty percent (50%) of the shares of Series F Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Hudson River pursuant to the Series F Purchase Agreement, (x) Ares (a) for purposes of Section 12.1.1 and Section 12.1.2, for so long as Ares holds any shares of the Company’s capital stock and (b) for all other purposes, for so long as Ares holds at least fifty percent (50%) of the shares of Series G Preferred Stock (or Common Stock issued upon conversion thereof) purchased by Ares pursuant to the Series G Purchase Agreement, provided that, with respect to Investors other than Bain Capital, Highland

Capital, KPCB, API, TCV, Fidelity, Blue CharlTon, Franklin, the T. Rowe Price Investors, Hudson River, Ares, the Board of Directors of the Company has not reasonably determined such Investor is a competitor of the Company. All such share numbers shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the applicable class or series of stock.”

4. Definition of Affiliate. Section 1.1 of the of the Investors’ Rights Agreement is hereby amended by adding the following subsection (viii) immediately following subsection (vii) thereof:

“(viii) with respect to Ares, the definition of Affiliate shall include each affiliated investment entity and/or other affiliate of Ares Capital Management LLC and each fund, investor, entity or account that is managed, sponsored or advised by Ares Capital Management LLC or its affiliates.”

5. Definition of Ares. The following new definition is hereby added immediately after Section 1.3 and before Section 1.4 (without a corresponding section number):

“Ares” shall mean Ares Corporate Opportunities Fund V, L.P. and its Affiliates, and any successor of any of the foregoing.”

6. Legend. Section 4.1.14 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“4.1.14. Legend. The Company shall be obligated to reissue promptly unlegended certificates or other evidence of ownership at the request of any Holder thereof if the Company has completed its Initial Public Offering or in connection with a sale of Registrable Securities by a Holder pursuant to Rule 144 and, in each case, such Holder shall have obtained an opinion of counsel, which counsel may be counsel to the Company, reasonably acceptable to the Company (it being understood that (i) internal securities counsel of Fidelity shall be deemed acceptable for transfers by Fidelity, (ii) internal securities counsel of Franklin shall be deemed acceptable for transfers by Franklin, (iii) internal securities counsel of T. Rowe Price shall be deemed acceptable for transfers by the T. Rowe Price Investors, and (iv) internal securities counsel of Ares shall be deemed acceptable for transfers by Ares) to the effect that the securities proposed to be disposed of may be lawfully disposed of without registration, qualification and legend.”

7. Excluded Securities; Series G Preferred Stock. Section 11.6.12 of the of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“11.6.12. up to an aggregate of 8,063,957 shares of Series G Preferred Stock issued pursuant to the Purchase Agreement.”

8. Access to Records. Section 12.1.1 of the of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“12.1.1. Access to Records. The Company shall, and shall cause each Subsidiary, if any, to, afford to each Major Investor, and each of their respective officers, employees, advisors, counsel and other authorized representatives, reasonable access during normal business hours, upon reasonable advance notice, to all of the books, records and properties of the Company and its Subsidiaries, if any, and to all officers and employees of the Company and such Subsidiaries; provided, however, that the Company shall not be obligated pursuant to this Section 12.1.1 to provide access to any information which it reasonably considers to be a trade secret, unless such recipient agrees to customary non-disclosure obligations with respect to such trade secrets. For so long as Ares, Fidelity, Franklin or any T. Rowe Price Investor continue to hold any shares of the Company’s capital stock that are restricted under the Securities Act, the Company shall promptly and accurately respond, and shall use its best efforts to cause its transfer agent to promptly respond, to requests made by or on behalf of Ares, Fidelity, Franklin or such T. Rowe Price Investor, as applicable, relating to (a) accounting or securities law matters required in connection with an audit of Ares, Fidelity, Franklin or such T. Rowe Price Investor, as applicable, or (b) the actual holdings of Ares, Fidelity, Franklin or such T. Rowe Price Investor, as applicable, including in relation to the total outstanding shares of the Company; provided, however that the Company shall not be obligated to provide any such information that could reasonably result in the disclosure of information which it reasonably considers to be a trade secret, unless such recipient agrees to customary non-disclosure obligations with respect to such trade secrets. On or prior to the effectiveness of the Initial Public Offering, the Company shall upon request (x) provide each T. Rowe Price Investor written confirmation of its equity holdings in the Company (on an as-converted basis), (y) provide Franklin written confirmation of its equity holdings in the Company (on an as-converted basis), and (z) provide Ares written confirmation of its equity holdings in the Company (on an as-converted basis).”

9. Stockholder Lockup. Section 13 of the of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“13. Stockholder Lockup Agreement in Connection with Initial Public Offering. Each Holder agrees that it will not without the prior written consent of the managing underwriter, for a period of up to 180 days following the effective date of the registration statement for the Initial Public Offering, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for (i) Registrable Securities sold pursuant to such registration statement, (ii) transactions relating to Common Stock or other securities acquired in the Initial Public Offering or in open market transactions in connection with or after the completion of the Initial Public Offering, and (iii) transfers to Affiliates, partners, members and stockholders of such Holder (each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement), provided that the Company’s officers, directors and all holders of more than 1% of the shares of Common Stock (calculated for this purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter such lockup agreements for the same period and on the same terms, and provided further that any waiver or termination of the prohibitions contained in this Section 13 or similar agreements by other stockholders by the Company or any underwriter shall apply pro rata to each Holder on the basis of the number of Registrable Securities then held. In the event that the Company and/or the underwriters in connection with the Initial Public Offering agree to allow any securityholder subject to this Section 13 to hold its shares of Company capital stock subject to lockup restrictions which are more favorable to such securityholder than the lockup restrictions applicable to the Registrable Securities held by any Investor, including Ares, Fidelity, Franklin and the T. Rowe Price Investors, the lockup restrictions applicable to any Registrable Securities held by each other Investor, including Ares, Fidelity, Franklin and the T. Rowe Price Investors, will be automatically amended to conform to the more favorable lockup restrictions applicable to the shares held by such securityholder.”

10. Additional Investors. Section 17(B) of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“(B) no consent of the Preferred Majority shall be required for the inclusion of holders of Series G Preferred Stock as “Investors” parties hereto;”

11. Amendments, Waivers and Consents. Section 17 of the Investors’ Rights Agreement is hereby amended by adding the following subsection (L) immediately following subsection (K) thereof:

“(L) the definition of “Affiliate” as it relates to Ares, the definition of “Major Investor” as it relates to Ares, and Section 8(e), the last sentence of Section 11.4 (other than clause (y)(ii) or clause (y)(iii)), Section 11.6.9 (other than clause (ii)(b) or clause (ii)(c)), Section 11.7, the last two sentences of Section 12.1.1, Sections 12.1.2, Section 13, Sections 17 (with respect to this clause (L)), 26 and 29 may not be amended, modified or waived without the written consent of Ares; provided, however, that the consent of the Ares shall only be required with respect to Sections 11.7, 12.1.2, 12.11, 13, 26 and 29 to the extent such amendment, modification or waiver adversely affects the rights of Ares, and only in order for such amendment, modification or waiver to be enforceable against Ares;”

12. Confidentiality. The last sentence of Section 29 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, nothing set forth in this Section 29 shall prohibit Ares, Franklin, Fidelity, T. Rowe Price or any T. Rowe Price Investor from making any statement or filing required by applicable law (including, without limitation, the Investment Company Act of 1940, as amended), regulation or its standard investment reporting practice, provided that each of Ares, Franklin, Fidelity, T. Rowe Price and each T. Rowe Price Investor shall use its commercially reasonable efforts to provide prior notice (or, in the event prior notice is prohibited by applicable law or regulation, prompt notice as soon as permitted by applicable law) to the Company of any such statement or filing; provided further that none of Ares, Franklin, Fidelity, T. Rowe Price or any T. Rowe Price Investor shall be required to provide prior notice to the Company in connection with Ares, Franklin’s, Fidelity’s, T. Rowe Price’s or such T. Rowe Price Investor’s compliance with any statement or filing required by applicable law (including, without limitation, the Investment Company Act of 1940, as amended), regulation or its standard investment reporting practices.”

13. Continued Validity of Investors’ Rights Agreement. Except as amended hereby, the Investors’ Rights Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “herein” or words of like import, and each reference to the Agreement in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

14. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

15. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

16. Counterparts; Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

RENT THE RUNWAY, INC.

By:	/s/ Jennifer Y. Hyman
Name: Jennifer Y. Hyman
Title:	Chief Executive Officer

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

JENNIFER HYMAN

By:	/s/ Jennifer Y. Hyman

Trust Under Article Second U/A dtd 9/19/2012; Linda Hyman, Trustee (previously JENNIFER Y. HYMAN 2012 QUALIFIED ANNUITY TRUST)

By:	/s/ Jennifer Y. Hyman
Name:	Jennifer Y. Hyman
Title:	Authorized Signatory

JENNIFER Y. HYMAN 2018 QUALIFIED ANNUITY TRUST)

By:	/s/ Jennifer Y. Hyman
Name:	Jennifer Y. Hyman
Title:	Authorized Signatory

SIGNATURE PAGE TO RENT THE RUNWAY, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

JENNIFER CARTER FLEISS

By:	/s/ Jennifer Carter Fleiss

DSF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JJF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JDF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

JDF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name:	Jennifer Carter Fleiss
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS – MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Advisor or Subadvsier, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: 410-345-2090
E-mail: andrew.baek@troweprice.com

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS – TD SCIENCE & TECHNOLOGY FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Advisor or Subadvsier, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: 410-345-2090
E-mail: andrew.baek@troweprice.com

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

T. ROWE PRICE GLOBAL CONSUMER FUND

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.: Andrew Baek, Vice President
Phone: 410-345-2090
E-mail: andrew.baek@troweprice.com

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

FRANKLIN STRATEGIC SERIES – FRANKLIN SMALL CAP GROWTH FUND

By: Franklin Advisers, Inc., its investment manager

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: CIO

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN TECHNOLOGY FUND
By: Franklin Advisers, Inc., its investment manager

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: CIO

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

BAIN CAPITAL VENTURE FUND 2009, L.P.

By: Bain Capital Venture Partners 2009, L.P., its General Partner

By: Bain Capital Venture Investors, LLC, its General Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory

BCIP VENTURE ASSOCIATES

By: Boylston Coinvestors, LLC, its Managing Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory

BCIP VENTURE ASSOCIATES-B

By: Boylston Coinvestors, LLC, its Managing Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

TCV VIII, L.P.

a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

TCV VIII (B), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

SIGNATURE PAGE TO AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY, INC.

Execution Version

RENT THE RUNWAY, INC.

AMENDMENT NO. 2 TO THE

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO THE EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Amendment”) is made as of April 30, 2021, by and among Rent the Runway, Inc., a Delaware corporation, (the “Company”) and the investors listed on the signature pages attached hereto (the “Existing Stockholders”).

RECITALS

WHEREAS, the Company, the Investors named therein and the Key Holders named therein are parties to that certain Eighth Amended and Restated Investors’ Rights Agreement, dated as of April 30, 2020, as amended by Amendment No. 1 thereto dated as of October 26, 2020 (as amended, the “Investors’ Rights Agreement”); and

WHEREAS, the Company and the undersigned Investors hereby amend the Investors’ Rights Agreement pursuant to Section 17 thereof.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Definitions. Unless otherwise indicated herein, words and terms that are defined in the Investors’ Rights Agreement shall have the same meaning where used in this Amendment.

2. Definition of Pro Rata Share. Section 1.31 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“1.31 “Pro Rata Share” means, (a) in the case of each Investor, the ratio of (i) the number of shares of Common Stock issuable upon conversion of the Series Preferred Stock owned by such Investor immediately prior to the issuance of any Equity Securities plus the number of shares of Common Stock owned by such Investor immediately prior to the issuance of any Equity Securities to (ii) the total number of shares of the Company’s Common Stock outstanding on a Fully Diluted Basis, immediately prior to the issuance of such Equity Securities and (b) in the case of each Key Holder, the ratio of (i) (x) the number of shares of outstanding Common Stock owned by such Key Holder immediately prior to the issuance of any Equity Securities plus (y) the number of shares of Common Stock issuable upon conversion of the Series Preferred Stock owned by such Key Holder immediately prior to the issuance of any Equity Securities to (ii) the total number of shares of the Company’s Common Stock outstanding on a Fully Diluted Basis, immediately prior to the issuance of such Equity Securities; provided, however, that in connection with any issuance of Equity Securities as to which Purchase Rights set forth in Section 11 apply, Ares shall have the right to increase its Pro Rata Share (the “Ares Super-Preemptive Right”) by up to a percentage that would give it the right to purchase an additional amount of Equity Securities having an aggregate purchase price equal to $25,000,000 less the dollar amount of Equity Securities purchased by Ares in connection with any prior exercise of the Ares Super-Preemptive Right.”

3. Definition of Supermajority Series F Stockholders. Section 1.58 of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“1.58 Reserved.”

4. Waiver of Purchase Right. Section 11.4 of the of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“11.4 Waiver of Purchase Rights. The Purchase Rights established by this Section 11 may only be amended, or any provision waived, with the written consent of (a) the Investors holding a majority of the voting power of the then outstanding Series Preferred Stock and (b) the Key Holders holding a majority of the Common Stock held by all of the Key Holders; provided, however, that no consent from the Key Holders shall be required for any amendment or waiver of any provision of this Section 11 unless such amendment or waiver adversely affects the rights of or creates additional obligations for the Key Holders under this Agreement (for purposes of this Section 11.4, a “Waiver”). Notwithstanding the foregoing, in the event that any of the Equity Securities subject to such Waiver are offered or made available by the Company for purchase by any of the Investors or Key Holders (the “Offered Securities”), such Waiver shall not apply with respect to any Investor holding shares of a series of Series Preferred Stock unless (x) such Investor is offered the opportunity to purchase its Pro Rata Share of the Offered Securities or (y) such Waiver includes (i) with respect to the Series G Preferred Stock, the written consent of the Requisite Series G Preferred Stockholders (as defined in the Certificate of Incorporation), (ii) with respect to the Series F Preferred Stock, the written consent of the Requisite Series F Preferred Stockholders (as defined in the Certificate of Incorporation), (iii) with respect to the Series E Preferred Stock, the written consent of the Requisite Series E Preferred Stockholders (as defined in the Certificate of Incorporation) and (iv) with respect to all other series of Series Preferred Stock, the written consent of the

Investors holding a majority of the voting power of the then outstanding shares of such series of Series Preferred Stock.”

5. Excluded Securities.

5.1 Section 11.6.9 of the of the Investors’ Rights Agreement is hereby amended and restated in its entirety as follows:

“11.6.9 with respect to the Purchase Rights of the Investors only, Equity Securities designated as Excluded Securities by the Investors holding a majority of the Series Preferred Stock held by the Investors (on an as converted to Common Stock basis, with the Series C-1 Preferred Stock subject to the Regulatory Voting Restriction), provided, that in the event that any of the Equity Securities that are designated as Excluded Securities are offered or made available by the Company for purchase by any of the Investors or Key Holders (the “Offered Excluded Securities”), the Equity Securities shall not be designated as Excluded Securities for purposes of any Investor holding shares of any series of Series Preferred Stock unless (i) such Investor is offered the opportunity to purchase its Pro Rata Share of the Offered Excluded Securities, or (ii) (a) with respect to the Series G Preferred Stock, the Requisite Series G Preferred Stockholders (as defined in the Certificate of Incorporation) have provided their written consent to such designation, (b) with respect to the Series F Preferred Stock, the Requisite Series F Preferred Stockholders (as defined in the Certificate of Incorporation) have provided their written consent to such designation, (c) with respect to the Series E Preferred Stock, the Requisite Series E Preferred Stockholders (as defined in the Certificate of Incorporation) have provided their written consent to such designation, and (d) with respect to all other series of Series Preferred Stock, Investors holding a majority of the voting power of the then outstanding shares of such series of Series Preferred Stock have provided their written consent to such designation;”

5.2 Immediately following Section 11.6.12 of the Investors’ Rights Agreement, a new Section 11.6.13 is hereby added as follows:

“11.6.13 any Equity Securities sold to Ares pursuant to the Ares Super-Preemptive Right.”

6. Continued Validity of Investors’ Rights Agreement. Except as amended hereby, the Investors’ Rights Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “herein” or words of like import, and each reference to the Agreement in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

7. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

8. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

9. Counterparts; Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

RENT THE RUNWAY, INC.

By:	/s/ Jennifer Y. Hyman
Name: Jennifer Y. Hyman
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

KEY HOLDERS:

/s/ Jennifer Y. Hyman
Jennifer Y. Hyman

Trust Under Article Second U/A dtd 9/19/2012; Linda Hyman, Trustee (previously JENNIFER Y. HYMAN 2012 QUALIFIED ANNUITY TRUST)

By:	/s/ Jennifer Y. Hyman
Name: Jennifer Y. Hyman
Authorized Signatory

JENNIFER Y. HYMAN 2018 QUALIFIED ANNUITY TRUST

By:	/s/ Jennifer Y. Hyman
Name: Jennifer Y. Hyman
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

KEY HOLDERS:

/s/ Jennifer Carter Fleiss
Jennifer Carter Fleiss
Dated:	April 29, 2021

DSF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name: Jenny Fleiss
Title: Co-Founder Rent the Runway

JJF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name: Jenny Fleiss
Title: Co-Founder Rent the Runway

JDF 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name: Jenny Fleiss
Title: Co-Founder Rent the Runway

DJJ 2019 FAMILY TRUST

By:	/s/ Jennifer Carter Fleiss
Name: Jenny Fleiss
Title: Co-Founder Rent the Runway
Dated:	April 29, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written

ARES CORPORATE OPPORTUNITIES FUND V, L.P.

By: ACOF INVESTMENT MANAGEMENT, LLC, its Manager

By:	/s/ Rachel Lee
Name: Rachel Lee
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written

HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory

HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP

By: Highland Management Partners VIII Limited Partnership, its sole General Partner

By: Highland Management Partners VIII Limited, its sole General Partner

By:	/s/ Dan Nova
Name: Dan Nova
Authorized Signatory
Dated: April 30, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

BAIN CAPITAL VENTURE FUND 2009, L.P.

By: Bain Capital Venture Partners 2009, L.P.,
its General Partner

By: Bain Capital Venture Investors, LLC,
its General Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory

BCIP VENTURE ASSOCIATES

By: Boylston Coinvestors, LLC,
its Managing Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory

BCIP VENTURE ASSOCIATES-B

By: Boylston Coinvestors, LLC,
its Managing Partner

By:	/s/ Scott Friend
Name: Scott Friend
Authorized Signatory
Dated: April 30, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

FRANKLIN STRATEGIC SERIES – FRANKLIN SMALL CAP GROWTH FUND

By: Franklin Advisers, Inc., its investment manager

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: CIO

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN TECHNOLOGY FUND

By: Franklin Advisers, Inc., its investment manager

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: CIO
Dated: April 28, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Dated: April 29, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS – MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Advisor or Subadvsier, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.TD MUTUAL FUNDS – TD SCIENCE & TECHNOLOGY FUND
STICHTING DEPOSITARY APG DEVELOPED MARKETS EQUITY POOL
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Advisor or Subadvsier, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

T. ROWE PRICE GLOBAL CONSUMER FUND

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

TCV VIII, L.P.

a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact
Dated: April 30, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Eighth Amended and Restated Investors’ Rights Agreement as of the date first above written.

TCV VIII (B), L.P.

a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name: Frederic D. Fenton
Title: Attorney in Fact
Dated: April 30, 2021

SIGNATURE PAGE TO AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATE INVESTORS’ RIGHTS AGREEMENT FOR RENT THE RUNWAY